UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2019

GREENLAND ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 906, Tower W1, Oriental Plaza No. 1 East Chang’an Street, Dongcheng District Beijing, People’s Republic of China	100006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (86) 010-53607082

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GLAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	GLACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	GLACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	GLACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 24, 2019, Greenland Acquisition Corporation (the “Company”) issued an unsecured promissory note in the amount of $440,000, representing $0.10 per public share, to Greenland Asset Management Corporation (the “Sponsor”). The Sponsor deposited such funds into the Company’s trust account (the “Trust Account”), as described in the prospectus filed by the Company in connection with the Company’s initial public offering. As a result, the period of time the Company has to consummate a business combination has been extended by three months to October 25, 2019. The note bears no interest and is repayable in full upon consummation of the Company’s initial business combination. A copy of the note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 29, 2019, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company borrowed an aggregate principal amount of $250,000. The note is non-interest bearing and payable upon the consummation of a business combination. On July 24, 2019, such note was amended and restated to include a conversion feature. A copy of the note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the notes.

Item 8.01 Other Events

On July 24, 2019, the Company issued a press release announcing the extension of the period of time the Company has to consummate a business combination. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

10.1	Promissory note, dated July 24, 2019, issued by Greenland Acquisition Corporation to Greenland Asset Management Corporation

10.2	Amended and restated promissory note, dated July 24, 2019, issued by Greenland Acquisition Corporation to Greenland Asset Management Corporation

99.1	Press release, dated July 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2019

GREENLAND ACQUISITION CORPORATION

By:	/s/ Yanming Liu
Name: Yanming Liu
Title: Chairman and Chief Executive Officer

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